UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2008

Kitty Hawk, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32284	75-2564006
(State or other jurisdiction of incorporation)	(Commission File Number) File Number)	(IRS Employer Identification No.)

1515 West 20th Street P.O. Box 612787
DFW International Airport, Texas	75261
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 456-2200

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported, on October 15, 2007, Kitty Hawk, Inc. (the “Company”) and all of its wholly-owned subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code.  The Company also announced on November 14, 2007 that, during the pendency of the Company’s bankruptcy proceedings, it has adopted a modified reporting program with respect to its reporting obligations under the federal securities laws.  In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, each month the Company will file with the Securities and Exchange Commission (the “SEC”) a current report on Form 8-K that will have attached to it the monthly financial reports required by the Bankruptcy Court.

On April 21, 2008, the Company submitted to the Bankruptcy Court its monthly financial reports for itself and all of its wholly-owned subsidiaries for the month ended March 31, 2008 (the “Monthly Reports”).  The Monthly Reports are filed as Exhibits 99.1 through 99.5 to this Form 8-K and are incorporated herein by this reference.

Cautionary Statement Regarding the Monthly Reports

The Monthly Reports contain financial statements and other financial information that have not been audited or reviewed by any independent public accounting firm and may be subject to future reconciliation or adjustments.  The Monthly Reports are in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes.  The Monthly Reports may not be indicative of the Company’s financial condition or operating results.  Results set forth in the Monthly Reports should not be viewed as indicative of future results.

Statement under the Private Securities Litigation Reform Act

This report may contain forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements relate to future events or future financial and operating performance and involve known and unknown risks and uncertainties that may cause actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “forecast,” “may,” “will,” “could,” “should,” “expect,” “intends,” “plan,” “believe,” “potential” or other similar words indicating future events or contingencies. For a discussion of these and other risk factors, see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on the Company’s business or events described in any forward-looking statements. The Company disclaims any obligation to publicly update or revise any forward-looking statements after the date of this release to conform them to actual results.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
Exhibit 99.1	Monthly Financial Report of Kitty Hawk, Inc. for Month Ending March 31, 2008

Exhibit 99.2	Monthly Financial Report of Kitty Hawk Ground, Inc. for Month Ending March 31, 2008
Exhibit 99.3	Monthly Financial Report of Kitty Hawk Cargo, Inc. for Month Ending March 31, 2008
Exhibit 99.4	Monthly Financial Report of Kitty Hawk Aircargo, Inc. for Month Ending March 31, 2008
Exhibit 99.5	Monthly Financial Report of KH Ground, Inc. for Month Ending March 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITTY HAWK, INC.

Date: April 25, 2008	By:	/s/ James R. Kupferschmid
	Name:	James R. Kupferschmid
	Title:	Senior Vice President